                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
    ------------------------------------------------------------------------
       (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-3)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-104580-05               52-2029487
------------------------------  ---------------------    -----------------------
    (State of Incorporation)    (Commission File No.)    (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the October 25, 2004 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     POPULAR ABS, INC.



                                          By: /James H. Jenkins/
                                              ----------------------------------
                                              James H. Jenkins,
                                              Executive Vice President and CFO



Dated: October 28, 2004

                                                                         Annex A

                                                                                                                 Page 1 of 8

----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                               STATEMENT TO CERTIFICATEHOLDERS

                                                      OCTOBER 25, 2004
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------
               ORIGINAL        BEGINNING                                                                         ENDING
                 FACE          PRINCIPAL                                                REALIZED  DEFERRED      PRINCIPAL
  CLASS         VALUE           BALANCE       PRINCIPAL      INTEREST       TOTAL        LOSSES   INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------
   AF1      149,220,000.00  141,515,881.19  4,359,356.00     220,135.82  4,579,491.82     0.00      0.00      137,156,525.19
   AF2       37,640,000.00   37,640,000.00          0.00     119,193.33    119,193.33     0.00      0.00       37,640,000.00
   AF3       45,490,000.00   45,490,000.00          0.00     161,679.04    161,679.04     0.00      0.00       45,490,000.00
   AF4       43,000,000.00   43,000,000.00          0.00     182,750.00    182,750.00     0.00      0.00       43,000,000.00
   AF5       17,629,000.00   17,629,000.00          0.00      83,737.75     83,737.75     0.00      0.00       17,629,000.00
   AF6       20,700,000.00   20,700,000.00          0.00      87,285.00     87,285.00     0.00      0.00       20,700,000.00
   AV1      179,385,000.00  171,369,773.78  2,654,121.88     287,901.22  2,942,023.10     0.00      0.00      168,715,651.90
   AV2       34,668,000.00   32,296,402.02  1,259,788.54      54,760.34  1,314,548.88     0.00      0.00       31,036,613.48
    M1       41,040,000.00   41,040,000.00          0.00     194,940.00    194,940.00     0.00      0.00       41,040,000.00
    M2       34,580,000.00   34,580,000.00          0.00     164,255.00    164,255.00     0.00      0.00       34,580,000.00
    M3       10,340,000.00   10,340,000.00          0.00      49,115.00     49,115.00     0.00      0.00       10,340,000.00
    M4        8,730,000.00    8,730,000.00          0.00      41,467.50     41,467.50     0.00      0.00        8,730,000.00
    B1        8,080,000.00    8,080,000.00          0.00      22,561.16     22,561.16     0.00      0.00        8,080,000.00
    B2        6,790,000.00    6,790,000.00          0.00      22,920.02     22,920.02     0.00      0.00        6,790,000.00
    B3        7,110,000.00    7,110,000.00          0.00      29,530.20     29,530.20     0.00      0.00        7,110,000.00
    R                 0.00            0.00          0.00           0.00          0.00     0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------
  TOTALS    644,402,000.00  626,311,056.99  8,273,266.42   1,722,231.38  9,995,497.80     0.00      0.00      618,037,790.57
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    X       646,347,251.19  631,405,218.11          0.00           9.88          9.88     0.00      0.00      624,678,136.41
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------  ---------------------
                                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------  ---------------------
                                                                                                                   CURRENT
                               BEGINNING                                                   ENDING                 PASS-THRU
   CLASS        CUSIP          PRINCIPAL      PRINCIPAL      INTEREST       TOTAL         PRINCIPAL    CLASS        RATE
-----------------------------------------------------------------------------------------------------  ---------------------
    AF1       294751ER9       948.37073576   29.21428763    1.47524340   30.68953103     919.15644813   AF1       2.000000 %
    AF2       294751ES7     1,000.00000000    0.00000000    3.16666658    3.16666658    1,000.0000000   AF2       3.800000 %
    AF3       264751ET5     1,000.00000000    0.00000000    3.55416663    3.55416663    1,000.0000000   AF3       4.265000 %
    AF4       294751EU2     1,000.00000000    0.00000000    4.25000000    4.25000000    1,000.0000000   AF4       5.100000 %
    AF5       294751EV0     1,000.00000000    0.00000000    4.75000000    4.75000000    1,000.0000000   AF5       5.700000 %
    AF6       294751EW8     1,000.00000000    0.00000000    4.21666667    4.21666667    1,000.0000000   AF6       5.060000 %
    AV1       294751EX6       955.31830298   14.79567344    1.60493475   16.40060819     940.52262954   AV1       2.160000 %
    AV2       264751EY4       931.59115092   36.33865640    1.57956444   37.91822084     895.25249452   AV2       2.180000 %
     M1       294751EZ1     1,000.00000000    0.00000000    4.75000000    4.75000000    1,000.0000000   M1        5.700000 %
     M2       294751FA5     1,000.00000000    0.00000000    4.75000000    4.75000000    1,000.0000000   M2        5.700000 %
     M3       294751FB3     1,000.00000000    0.00000000    4.75000000    4.75000000    1,000.0000000   M3        5.700000 %
     M4       294751FC1     1,000.00000000    0.00000000    4.75000000    4.75000000    1,000.0000000   M4        5.700000 %
     B1       294751FD9     1,000.00000000    0.00000000    2.79222277    2.79222277    1,000.0000000   B1        3.590000 %
     B2       294751FE7     1,000.00000000    0.00000000    3.37555523    3.37555523    1,000.0000000   B2        4.340000 %
     B3       294751FF4     1,000.00000000    0.00000000    4.15333333    4.15333333    1,000.0000000   B3        5.340000 %
-----------------------------------------------------------------------------------------------------  ---------------------
  TOTALS                      971.92599804   12.83867279    2.67260403   15.51127681     959.08732526
-----------------------------------------------------------------------------------------------------  ---------------------
-----------------------------------------------------------------------------------------------------  ---------------------
    X            N/A          976.88234451    0.00000000    0.00001529    0.00001529     966.47449998    X        0.000019 %
-----------------------------------------------------------------------------------------------------  ---------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

JPMorgan         COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                                          Page 2 of 8

-----------------------------------------------------------------------------------------------------
                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                           OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)           Funds Allocable to Certificate Principal

                                       Group I Scheduled Principal                         460,599.04
                                       Group I Curtailments                                157,695.66
                                       Group I Prepayments                               2,926,344.44
                                       Group I Repurchases                                       0.00
                                       Group I Liquidation Proceeds                              0.00

                                       Group II-A Scheduled Principal                      154,939.32
                                       Group II-A Curtailments                               3,690.95
                                       Group II-A Prepayments                            1,999,464.71
                                       Group II-A Repurchases                                    0.00

                                       Group II-A Liquidation Proceeds                           0.00
                                       Group II-B Scheduled Principal                       29,936.06
                                       Group II-B Curtailments                                 501.24
                                       Group II-B Prepayments                              993,910.28
                                       Group II-B Repurchases                                    0.00
                                       Group II-B Liquidation Proceeds                           0.00

                                       Extra Principal Distribution Amount               1,546,184.73

Sec. 4.03 (a)(ii)         Interest Distribution Amounts

                                       Interest Distribution - AF-1                        220,135.82
                                       Unpaid Interest - AF-1                                    0.00
                                       Remaining Unpaid Interest - AF-1                          0.00

                                       Interest Distribution - AF-2                        119,193.33
                                       Unpaid Interest - AF-2                                    0.00
                                       Remaining Unpaid Interest - AF-2                          0.00

                                       Interest Distribution - AF-3                        161,679.04
                                       Unpaid Interest - AF-3                                    0.00
                                       Remaining Unpaid Interest - AF-3                          0.00

                                       Interest Distribution - AF-4                        182,750.00
                                       Unpaid Interest - AF-4                                    0.00
                                       Remaining Unpaid Interest - AF-4                          0.00

                                       Interest Distribution - AF-5                         83,737.75
                                       Unpaid Interest - AF-5                                    0.00
                                       Remaining Unpaid Interest - AF-5                          0.00

                                       Interest Distribution - AF-6                         87,285.00
                                       Unpaid Interest - AF-6                                    0.00
                                       Remaining Unpaid Interest - AF-6                          0.00


                                       Interest Distribution - AV-1                        287,901.22



[Graphic Appears Here]   JPMorgan    COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


                                                                                          Page 3 of 8

-----------------------------------------------------------------------------------------------------
                     EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                           OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------
                                       Unpaid Interest - AV-1                                    0.00
                                       Remaining Unpaid Interest - AV-1                          0.00

                                       Interest Distribution - AV-2                         54,760.34
                                       Unpaid Interest - AV-2                                    0.00
                                       Remaining Unpaid Interest - AV-2                          0.00

                                       Interest Distribution - M-1                         194,940.00
                                       Unpaid Interest - M-1                                     0.00
                                       Remaining Unpaid Interest - M-1                           0.00

                                       Interest Distribution - M-2                         164,255.00
                                       Unpaid Interest - M-2                                     0.00
                                       Remaining Unpaid Interest - M-2                           0.00

                                       Interest Distribution - M-3                          49,115.00
                                       Unpaid Interest - M-3                                     0.00
                                       Remaining Unpaid Interest - M-3                           0.00

                                       Interest Distribution - M-4                          41,467.50
                                       Unpaid Interest - M-4                                     0.00
                                       Remaining Unpaid Interest - M-4                           0.00

                                       Interest Distribution - B-1                          22,561.16
                                       Unpaid Interest - B-1                                     0.00
                                       Remaining Unpaid Interest - B-1                           0.00

                                       Interest Distribution - B-2                          22,920.02
                                       Unpaid Interest - B-2                                     0.00
                                       Remaining Unpaid Interest - B-2                           0.00

                                       Interest Distribution - B-3                          29,530.20
                                       Unpaid Interest - B-3                                     0.00
                                       Remaining Unpaid Interest - B-3                           0.00

                          Interest Reductions
                                       Net Prepayment Interest Shortfalls                        0.00
                                       Relief Act Reductions                                     0.00

                                       Class AF-1 Interest Reduction                             0.00
                                       Class AF-2 Interest Reduction                             0.00
                                       Class AF-3 Interest Reduction                             0.00
                                       Class AF-5 Interest Reduction                             0.00
                                       Class AF-4 Interest Reduction                             0.00
                                       Class AF-6 Interest Reduction                             0.00
                                       Class AV-1 Interest Reduction                             0.00
                                       Class AV-2 Interest Reduction                             0.00
                                       Class M-1 Interest Reduction                              0.00
                                       Class M-2 Interest Reduction                              0.00
                                       Class M-3 Interest Reduction                              0.00


[Graphic Appears Here]   JPMorgan    COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


                                                                                                                  Page 4 of 8

-----------------------------------------------------------------------------------------------------------------------------
                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                       Class M-4 Interest Reduction                                                      0.00
                                       Class B-1 Interest Reduction                                                      0.00
                                       Class B-2 Interest Reduction                                                      0.00
                                       Class B-3 Interest Reduction                                                      0.00

Sec. 4.03(a)(iii)         Available Funds Shortfall

                                       Class AF-1 Available Funds Shortfall                                              0.00
                                       Class AF-2 Available Funds Shortfall                                              0.00
                                       Class AF-3 Available Funds Shortfall                                              0.00
                                       Class AF-4 Available Funds Shortfall                                              0.00
                                       Class AF-5 Available Funds Shortfall                                              0.00
                                       Class AF-6 Available Funds Shortfall                                              0.00
                                       Class AV-1 Available Funds Shortfall                                              0.00
                                       Class AV-2 Available Funds Shortfall                                              0.00
                                       Class M-1 Available Funds Shortfall                                               0.00
                                       Class M-2 Available Funds Shortfall                                               0.00
                                       Class M-3 Available Funds Shortfall                                               0.00
                                       Class M-4 Available Funds Shortfall                                               0.00
                                       Class B-1 Available Funds Shortfall                                               0.00
                                       Class B-2 Available Funds Shortfall                                               0.00
                                       Class B-3 Available Funds Shortfall                                               0.00

Sec. 4.03(a)(v)           Pool Principal Balances

                                       Group I Beginning Pool Balance                                          425,927,877.81
                                       Group I Ending Pool Balance                                             422,383,238.67
                                       Group II-A Beginning Pool Balance                                       172,768,556.20
                                       Group II-A Ending Pool Balance                                          170,610,461.22
                                       Group II-B Beginning Pool Balance                                        32,708,784.10
                                       Group II-B Ending Pool Balance                                           31,684,436.52
                                       Total Beginning Pool Balance                                            631,405,218.11
                                       Total Ending Pool Balance                                               624,678,136.41

Sec. 4.03(a)(vi)          Servicing Fee

                                       Group I Servicing Fee                                                       177,469.95
                                       Group II-A Servicing Fee                                                     71,986.90
                                       Group II-B Servicing Fee                                                     13,628.66

Sec. 4.03(a)(viii)        Delinquency Advances

                                       Group I Delinquency Advances Included in Current Distribution                     0.00
                                       Group I Recouped Advances Included in Current Distribution                        0.00
                                       Group I Recouped Advances From Liquidations                                       0.00
                                       Group I Aggregate Amount of Advances Outstanding                                  0.00
                                       Group II-A Delinquency Advances Included in Current Distribution             77,981.34
                                       Group II-A Recouped Advances Included in Current Distribution                     0.00
                                       Group II-A Recouped Advances From Liquidations                                    0.00

[Graphic Appears Here]     JPMorgan    COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Page 5 of 8

-----------------------------------------------------------------------------------------------------------------------------
                                  EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                       Group II-A Aggregate Amount of Advances Outstanding                         190,773.88
                                       Group II-B Delinquency Advances Included in Current Distribution                  0.00
                                       Group II-B Recouped Advances Included in Current Distribution                     0.00
                                       Group II-B Recouped Advances From Liquidations                                    0.00
                                       Group II-B Aggregate Amount of Advances Outstanding                               0.00

Section 4.03(a)(ix) A     Group I, Group II-A, and Group II-B Loans Delinquent

                          --------------------------------------------------------------------
                                                       Group 1
                          --------------------------------------------------------------------
                              Period               Number   Principal Balance    Percentage
                          --------------------------------------------------------------------
                            0-30 days               185       26,102,338.81        6.18 %
                          --------------------------------------------------------------------
                           31-60 days                12        1,418,958.97        0.34 %
                          --------------------------------------------------------------------
                           61-90 days                 6          789,386.52        0.19 %
                          --------------------------------------------------------------------
                             91+days                  0                0.00        0.00 %
                          --------------------------------------------------------------------
                              Total                 203       28,310,684.30        6.71 %
                          --------------------------------------------------------------------

                          --------------------------------------------------------------------
                                                      Group 2
                          --------------------------------------------------------------------
                              Period               Number   Principal Balance    Percentage
                          --------------------------------------------------------------------
                            0-30 days                83       12,265,956.04        7.19 %
                          --------------------------------------------------------------------
                           31-60 days                10        1,607,097.39        0.94 %
                          --------------------------------------------------------------------
                           61-90 days                 2          321,520.55        0.19 %
                          --------------------------------------------------------------------
                             91+days                  2          330,613.40        0.19 %
                          --------------------------------------------------------------------
                              Total                  97       14,525,187.38        8.51 %
                          --------------------------------------------------------------------

                          --------------------------------------------------------------------
                                                      Group 3
                          --------------------------------------------------------------------
                              Period               Number   Principal Balance    Percentage
                          --------------------------------------------------------------------
                            0-30 days                12        2,118,339.80        6.69 %
                          --------------------------------------------------------------------
                           31-60 days                 1           59,374.93        0.19 %
                          --------------------------------------------------------------------
                           61-90 days                 0                0.00        0.00 %
                          --------------------------------------------------------------------
                             91+days                  0                0.00        0.00 %
                          --------------------------------------------------------------------
                              Total                  13        2,177,714.73        6.88 %
                          --------------------------------------------------------------------

Sec. 4.03 (a)(ix) B       Group I, Group II-A, and Group II-B Loans in Foreclosure

                            --------------------------------------------------------
                                                     Group 1
                            --------------------------------------------------------
                              Number       Principal Balance     Percentage
                            --------------------------------------------------------
                                2              130,534.61           0.03 %
                            --------------------------------------------------------

                            --------------------------------------------------------
                                                     Group 2
                            --------------------------------------------------------
                              Number       Principal Balance     Percentage
                            --------------------------------------------------------
                                0                 0.00             0.00 %
                            --------------------------------------------------------

                            --------------------------------------------------------
                                                     Group 3
                            --------------------------------------------------------
                              Number       Principal Balance     Percentage
                            --------------------------------------------------------
                                0                 0.00             0.00 %
                            --------------------------------------------------------



Sec. 4.03(a)(x), (xi)     Group I, Group II-A, and Group II-B Loans in REO





[Graphic Appears Here]   JPMorgan             COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Page 6 of 8

-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                       -------------------------------------------------------
                                                            Group 1
                                       -------------------------------------------------------
                                          Number      Principal Balance       Percentage
                                       -------------------------------------------------------
                                            0               0.00                0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                            Group 2
                                       -------------------------------------------------------
                                          Number      Principal Balance       Percentage
                                       -------------------------------------------------------
                                            0               0.00                0.00 %
                                       -------------------------------------------------------

                                       -------------------------------------------------------
                                                           Group 3
                                       -------------------------------------------------------
                                          Number      Principal Balance       Percentage
                                       -------------------------------------------------------
                                            0               0.00                0.00 %
                                       -------------------------------------------------------

                                       Market Value of Group I REO Loans                                                 0.00
                                       Market Value of Group II-A REO Loans                                              0.00
                                       Market Value of Group II-B REO Loans                                              0.00

Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                       Group I Three Largest Loans                                               1,938,216.85
                                       Group II-A Three Largest Loans                                            1,147,133.25
                                       Group II-B Three Largest Loans                                            1,866,691.74

Sec. 4.03(a)(xiii)        Net WAC Cap Carryover

                                       Class AV-1 Net WAC Cap Carryover Amounts Due                                      0.00
                                       Class AV-1 Net WAC Cap Carryover Amounts Paid                                     0.00
                                       Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                            0.00
                                       Class AV-2 Net WAC Cap Carryover Amounts Due                                      0.00
                                       Class AV-2 Net WAC Cap Carryover Amounts Paid                                     0.00
                                       Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                            0.00
                                       Class B-1 Net WAC Cap Carryover Amounts Due                                       0.00
                                       Class B-1 Net WAC Cap Carryover Amounts Paid                                      0.00
                                       Class B-1 Net WAC Cap Carryover Remaining Amounts Due                             0.00
                                       Class B-2 Net WAC Cap Carryover Amounts Due                                       0.00
                                       Class B-2 Net WAC Cap Carryover Amounts Paid                                      0.00
                                       Class B-2 Net WAC Cap Carryover Remaining Amounts Due                             0.00
                                       Class B-3 Net WAC Cap Carryover Amounts Due                                       0.00
                                       Class B-3 Net WAC Cap Carryover Amounts Paid                                      0.00
                                       Class B-3 Net WAC Cap Carryover Remaining Amounts Due                             0.00

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+ Contractually Past Due

                                       Group I Aggregate Principal Balance of Balloon Loans                              0.00
                                       Group II-A Aggregate Principal Balance of Balloon Loans                           0.00
                                       Group II-B Aggregate Principal Balance of Balloon Loans                           0.00

Sec. 4.03 (a)(xv), (xxii) Realized Losses


[Graphic Appears Here]   JPMorgan             COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Page 7 of 8
-----------------------------------------------------------------------------------------------------------------------------
                                 EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                                       OCTOBER 25, 2004
-----------------------------------------------------------------------------------------------------------------------------
                                       Group I Current Period Realized Losses                                            0.00
                                       Group I Cumulative Realized Losses                                                0.00
                                       Group II-A Current Period Realized Losses                                         0.00
                                       Group II-A Cumulative Realized Losses                                             0.00
                                       Group II-B Current Period Realized Losses                                         0.00
                                       Group II-B Cumulative Realized Losses                                             0.00

Sec. 4.03 (a)(xvi)        Reserve Fund

                                       Beginning Balance of Reserve Fund                                                 0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                                0.00
                                       Funds Deposited to Reserve Fund                                                   0.00
                                       Ending Balance of Reserve Fund                                                    0.00

Sec. 4.03 (a)(xvii)       Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                               0.00
                                       Group II-A Number of Loans Repurchased                                            0.00
                                       Group II-B Number of Loans Repurchased                                            0.00

Sec. 4.03 (a)(xviii)      Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                          6.70 %
                                       Group II-A Weighted Average Mortgage Rate                                       6.80 %
                                       Group II-B Weighted Average Mortgage Rate                                       6.75 %

Sec. 4.03 (a)(xix)        Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                         338.00
                                       Group II-A Weighted Average Remaining Term                                      355.00
                                       Group II-B Weighted Average Remaining Term                                      355.00

Sec. 4.03                 Overcollateralization Amounts
(a)(xxi), (xxii), (xxiii)

                                       Overcollateralization Amount                                              6,640,345.85
                                       Overcollateralization Target Amount                                      20,359,938.41
                                       Overcollateralization Release Amount                                              0.00
                                       Overcollateralization Deficiency Amount                                  13,719,592.56

Sec. 4.03 (a)(xxiv)       Trigger Events

                                       Has a Trigger Event Occurred and is continuing?                                     NO
                                       Cumulative Realized Losses as a percentage of the Original Pool Balance         0.00 %
                                       Senior Enhancement Percentage                                                  19.28 %
                                       Senior Specified Enhancement Percentage                                        42.40 %

Sec. 4.03 (a)(xxv)        60+ Day Delinquent Loans

                                       60+ Day Delinquent Loans as a percentage of the current Pool Balance            0.25 %


Sec. 4.03 (a)(xxvi)       Amount of Funds Collected by Trustee under Yield Maintenance Agreement                         0.00


[Graphic Appears Here]   JPMorgan              COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


-----------------------------------------------------------------------------------------------------------------------------

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                      EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-3

                                           OCTOBER 25, 2004
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
Sec. 4.03 (a)(xxvii)      Pre-Funded Amount                                                      0.00

































[Graphic Appears Here]   JPMorgan    COPYRIGHT (C) 2001 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.


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